SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549

                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) - November 21, 2000

                              HSB Group, Inc.
           (Exact name of registrant as specified in its charter)

             Connecticut                001-13135           06-1475343
    (State or other jurisdiction      (Commission         (IRS Employer
          of incorporation)           File Number)      Identification No.)

    One State Street, Hartford, Connecticut                 06102-5024
    (Address of principal executive offices)                (Zip Code)

    Registrant's telephone number, including area code - (860-722-1866)


Item 5.  Other Events

On November 22, 2000, the Registrant (HSB) issued a press release announcing that on November 21, 2000 the Connecticut State Insurance Department approved the acquisition by American International Group, Inc.
(AIG) of The Hartford Steam Boiler Inspection and Insurance Company and The Hartford Steam Boiler Inspection and Insurance Company of Connecticut, both subsidiaries of HSB, as contemplated by the Agreement and Plan of Merger, dated as of August 17, 2000, among HSB, AIG and Engine Acquisition Corporation, a subsidiary of AIG. The press release is attached hereto as
Exhibit 99 and is incorporated herein by reference.


Item 7.  Exhibits.

99.  Press release dated November 22, 2000.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                HSB Group, Inc.


Dated:  November 22, 2000                       /s/ R. Kevin Price
                                                    R. Kevin Price
                                                    Senior Vice President
                                                    and Corporate Secretary